UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

AMERICAN BATTERY MATERIALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41594	22-3956444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Putnam Ave. Suite 400

Greenwich, Connecticut 06830

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-998-7962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends Item 4.01 of the Current Report on Form 8-K of American Battery Materials, Inc. (the “Company”) originally filed with the Securities and Exchange Commission on 31 October 2023 (the “Original Report”). This Amendment No. 1 is being filed to include the letter issued by Pinnacle Accountancy Group of Utah, a dba of Heaton & Company, PLLC, on 02 November 2023, and received by the Company on the same date, with regard to the Company’s dismissal of Pinnacle as the Company’s independent registered public accounting firm.

Except as described above, there are no other changes to the Original Report. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Report.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Dismissal of Independent Registered Public Accounting Firm.

On 26 October 2023, AMERICAN BATTERY MATERIALS, INC., a Delaware corporation (the “Company”), dismissed Pinnacle Accountancy Group of Utah, a dba of Heaton & Company, PLLC (“Pinnacle”) as its independent registered public accounting firm after Pinnacle informed the Company that Pinnacle would no longer be providing audit services to public companies. It is further noted as follows:

(i)	Pinnacle issued audited consolidated financial statements for the Company as of December 31, 2021 and 2022, and the results of its operations and its cash flows for each of the years then ended (the “Financial Statements”). The years ended December 31, 2021 and 2022 are the two most recent fiscal years for which the Company has filed audited financial statements with the Securities and Exchange Commission (the “SEC”).

(ii)	The Financial Statements did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)	During the fiscal years ended 31 December 2021 and 2022, and through 26 October 2023, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Pinnacle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Pinnacle would have caused Pinnacle to make reference thereto in their reports on the financial statements for such periods. In addition, with the exception of material weaknesses related to our internal control over financial reporting, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(iv)	The Company provided Pinnacle with a copy of the foregoing disclosures in this Current Report on Form 8-K and requested in writing that Pinnacle furnish the Company with a letter addressed to the SEC stating whether or not Pinnacle agrees with such disclosures. A copy of Pinnacle’s letter to the SEC, dated November 2, 2023 and received by the Company on November 2, 2023, is filed as Exhibit 16.1 to this Amendment.

(v)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(b)	Engagement of New Independent Registered Public Accounting Firm.

Effective 26 October 2023, the Company engaged GreenGrowth CPAs (“GreenGrowth”) as the Company’s new independent registered public accounting firm. During the two most recent fiscal years (December 31, 2021 and 2022), and through 25 October 2023, neither the Company nor anyone on the Company’s behalf consulted with GreenGrowth regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report; or, (b) oral advice that GreenGrowth concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

16.1	Letter from Pinnacle to the SEC dated November 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 08 November 2023	AMERICAN BATTERY MATERIALS, INC.

	BY:	/s/ DAVID GRABER
David Graber,
Co-Chief Executive Officer

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